SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                       19-Sep-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                    333-77054-04                  13-3320910
(State or Other             (Commission                   (I.R.S. Employer
Jurisdiction                File Number)                  Identification No.)
of Incorporation)


            11 Madison Avenue
            New York, New York                                     10010
            (Address of Principal                         (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code        212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class       Beg Bal         Prin          Int
Class 1-A-1  $53,841,878.58 $7,291,011.76     $196,002.21
Class 1-X    $53,841,878.58         $0.00      $95,036.70
Class 2-A-1 $240,566,392.01 $24,702,906.84  $1,083,188.91
Class 2-X   $240,566,392.01         $0.00     $230,327.62
Class C-B-1   $5,356,037.91     $5,912.78      $29,190.55
Class C-B-2   $2,486,874.10     $2,745.38      $13,553.53
Class C-B-3   $1,146,869.08     $1,266.08       $6,250.47
Class C-B-4   $1,147,864.62     $1,267.18       $6,255.89
Class C-B-5     $382,289.70       $422.03       $2,083.49
Class C-B-6     $383,526.16       $423.39       $2,090.22
Class 2-R             $0.00         $0.00           $0.01

            PPIS            Prin Loss     End Bal
Class 1-A-1          $71.96         $0.00  $46,550,866.83
Class 1-X            $34.89         $0.00  $46,550,866.83
Class 2-A-1       $1,011.91         $0.00 $215,863,485.17
Class 2-X           $215.17         $0.00 $215,863,485.17
Class C-B-1          $24.24         $0.00   $5,350,125.13
Class C-B-2          $11.26         $0.00   $2,484,128.72
Class C-B-3           $5.19         $0.00   $1,145,603.00
Class C-B-4           $5.20         $0.00   $1,146,597.44
Class C-B-5           $1.73         $0.00     $381,867.67
Class C-B-6           $1.74         $0.00     $383,102.77
Class 2-R             $0.00         $0.00           $0.00

            Beginning
            Current Prin        Principal
Class       Amount              Distribution
Class 1-A-1      782.4717132   105.9586071
Class 1-X        782.4717132     0.0000000
Class 2-A-1      790.0322231    81.1255980
Class 2-X        790.0320934     0.0000000
Class C-B-1      995.5460799     1.0990297
Class C-B-2      995.5460769     1.0990312
Class C-B-3      995.5460764     1.0990278
Class C-B-4      995.5460711     1.0990286
Class C-B-5      995.5460938     1.0990365
Class C-B-6      995.5460723     1.0990235
Class 2-R          0.0000000     0.0000000

                            Ending
            Interest        Current Prin       Interest
            Distribution    Amount             Rate
Class 1-A-1        2.8484553   676.5131060     0.043700000
Class 1-X          1.3811466   676.5131060     0.021189066
Class 2-A-1        3.5572473   708.9066251     0.054082408
Class 2-X          0.7564074   708.9065087     0.011500000
Class C-B-1        5.4257528   994.4470502     0.065454639
Class C-B-2        5.4257526   994.4470456     0.065454639
Class C-B-3        5.4257552   994.4470486     0.065454639
Class C-B-4        5.4257502   994.4470425     0.065454639
Class C-B-5        5.4257552   994.4470573     0.065454639
Class C-B-6        5.4257324   994.4470489     0.065454639
Class 2-R          0.2000000     0.0000000     0.054082408

i,ii,v,ix)  Monthly Advances
            Principal       Interest      Total           Unreimbursed
Group U-1   17331.32      65732.17        83063.49             0
Group U-2   72488.45     390783.73       463272.18             0

iii)  Number and agg Stated Prin Bal of the Mortg Loans
          Number of Loans Ending Sched     Scheduled Prin  Prin Prep
Group U-1    140          48557807.72      65363.71        7227999.56
Group U-2    592          224747969.8      271650.63       24440941.54

iv) Servicing Fees
            Servicing Fee   Additional Servicing Fee
Group U-1          17453.48       5817.83
Group U-2          77956.43      25985.48

vi) Delinquency Information for all Mortgage Loans
                           Group U-1              Group U-2
                  Count         Scheduled Bal   Count  Scheduled Balance
1 Month Delinquent   1       814960.75             4   1161173.58
2 Month Delinquent   0               0             2    767412.64
3 Months or More Del 0               0             1    435271.39

vi) Mortgage Loans in Foreclosure Proceedings Count     Outstanding Balance
                            Group U-1           0             0
                            Group U-2           0             0

Mortgage Loans in Bankruptcy Proceedings
            Count           Outstanding Balance
Group U-1                  0             0
Group U-2                  1     435271.39

vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
            Count           Book Value
Group U-1                  0             0
Group U-2                  0             0

x) Tax on prohibited transactions (Section 860F of the Code)
            Provided on the Trust Tax Return

xiii)  Number and aggregate Stated Principal Balance of Substitutions and
       Purchases
  		              Group U-1     Group U-2
Number of Substitutions      0               0
Principal Balance of Subs    0               0
Number of Purchases          0               0
Purchase Price               0               0

xi,xiv) Cumulative Interest Shortfalls
                            Class 1-A-1                  0
                            Class 1-X                    0
                            Class 2-A-1                  0
                            Class 2-X                    0
                            Class C-B-1                  0
                            Class C-B-2                  0
                            Class C-B-3                  0
                            Class C-B-4                  0
                            Class C-B-5                  0
                            Class C-B-6                  0
                            Class 2-R                    0
                            Total                        0

xv)   Realized Losses:
                         Current       Cumulative      Prior 3 Years
  Group U-1                0.00            0.00          0.00
  Group U-2                0.00            0.00          0.00

                     Gross Coupon  Net Coupon      Gross Margin  Net Margin
 Group U-1           6.9889063%      6.4889066%    2.8794891%   2.5044891%
 Group U-2           7.0582408%      6.5582408%    2.9093166%   2.5343166%


                            Beginning                     Current Period
            Original        Current Prin  Principal       Pass-Through
Class       Face Value      Amount        Distribution    Rate
Class W    23715875.46      5513258.68    429192.55       0.086815354


          Class Accrued   Class Net Realized Loss of Cert      Ending
          Interest        PPIS      Principal        Int       Current Principal
Class     Distributed (1) Allocation                 Shortfall Amount
Class W    39886.2919        0          0                0     5084066.13

                 Beginning                              Ending
                 Current Prin  Principal   Interest     Current Principal
Class       Cusip              Amount      Distrib      Distribution  Amount
Class W     N/A   232.4712275  18.09726783 1.681839322  214.3739597
            **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances Principal Interest  Total      Unreimbursed
            Class W Loans    4469.56   23405.59  27875.15


                        Number of Loans Ending Sched   Sched Prin   Prin Prep
Class W Fixed Rate Loans       6        1,821,964.01   7276.65      421915.9
Class W Adjustable Rate Loans 10	    4,817,085.90

iv) Servicing Fee                                            2018.837864
     Additional Servicing Fee                                   546.2781

vi) Delinquency Information for all Mortgage Loans
                            Count         Balance
1 Month Delinquent                      4       2,327,279
2 Month Delinquent                      2         644,567
3 Month Delinquent                      0               0

vi) Mortg Loans in Forecl Proceedings/ Mortg Loans in Bankruptcy Proceedings
             Count       Outstanding Bal   Count   Outstanding Balance
Class W Loan 0              0               2               617,118

vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
            Count           Book Value
Class W Loan0               0

x) Tax on prohibited transactions (Section 860F of the Code)
                            Provided on the Trust Tax Return
xiii)  Number and agg Stated Prin Bal of Subs and Purchases

            Number     Principal Bal  Number
            of Subs    of Subs        of Purchases    Purchase Price
Class W Loan 0               0             0               0

xi,xiv) Cumulative Interest Shortfalls
Class W     0
xv)   Realized Losses:
            Current         Cumulative    Prior 3 Years
Class W Loan0               0             0

            Gross Coupon    Net Coupon    Gross Margin    Net Margin
Class W Fixed  6.996368589%    6.746364131%  ^N/A            ^N/A
Class W Adjust 7.280423372%    6.780422806%  2.902395619%    2.527395619%

                        Beginning                  Current Per   Class Accrued
            Original    Current Prin  Prin         Pass-Through  Interest
Class       Face Value  Amount        Distrib      Rate          Distributed (1)
Class V   391384576.2   355371820.1   25742606.14  0.067240509   1991281.83

            Class Net      Realized Loss Certificate     Ending
            PPIS           Principal     Interest        Curr Prin
Class       Allocation                   Shortfall       Amount
Class V      449.41            0            0          329629214


                  Beginning                                Ending
                  Current Prin  Principal     Interest     Current Prin
Class       Cusip Amount        Distribution  Distrib      Amount
Class V     N/A   907.9862667      65.7731748   5.087788205  842.2130919

            **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances Principal Interest  Total       Unreimbursed
            Class V Loans    185691    896075.27 1081766.27

iii)  Number and agg Stated Prin Bal of the Mortg Loans
            Number of Loans Ending Sched    Sched Prin      Prin Prep
Class V Loan     953        329629214       390281.88       25352324.26


iv) Servicing Fee                              74035.75149

vi) Delinquency Information for all Mortgage Loans
                            Count         Balance
1 Month Delinquent                      7       3,011,035
2 Months Delinquent                     0               0
3 Months Delinquent                     0               0


vi) Mortg Loans in Forecl Proceedings Mortg Loans in Bankruptcy Proceedings
             Count     Outstanding Balance   Count     Outstanding Balance
Class V Loan  0             0                  1        272939.32


vii) Mortgage Loans as to which the Mortgaged Property is an REO Property

                                          Count           Book Value
                            Class V Loans                0             0

x) Tax on prohibited transactions (Section 860F of the Code)
                                          Provided on the Trust Tax Return
xiii)  Number and aggregate Stated Principal Balance of Substitutions
	and Purchases
            Number          Principal Bal  Number
            of Subs         of Subs        of Purchases    Purchase Price
Class V Loan    0             0               0             0

xi,xiv) Cumulative Interest Shortfalls
Class V                              0.00

xv)   Realized Losses:      Current       Cumulative      Prior 3 Years
Class V Loan               0             0               0

            Gross Coupon    Net Coupon    Gross Margin    Net Margin
Class V Loan    6.975568262%  6.725568412%    0.000000000%  0.000000000%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

   19-Sep-02                Name:         Barbara Grosse
                            Title:        Trust Officer
                                          Bank One